Power of Attorney
Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Kim Ausk and Valerie Ells, or any of them acting singly, and with full power of substitution and re-substitution, the undersigned's true and lawful attorney-in-fact (each of such persons and their substitutes being referred to herein as the "Attorney-in-Fact"), with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to:
1.	Prepare, execute, and submit to the Securities and Exchange Commission
("SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned
to make electronic filings with the SEC of reports required or considered by the
Attorney-in-Fact to be advisable under Section 16 of the Securities
Exchange Act
of 1934 (the "Exchange Act") or any rule or regulation of the SEC;
2.	Prepare, execute and submit to the SEC, Laird Superfood, Inc. (the
"Company"), and/or any national securities exchange on which the Companys securities are listed any and all reports (including any amendments thereto) the
undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 16 of the
Exchange
Act or any rule or regulation thereunder, or under Rule 144 under the
Securities
Act of 1933 ("Rule 144"), with respect to the any security of the Company, including Forms 3, 4 and 5 and Forms 144; and
3.	Obtain, as the undersigneds representative and on the undersigneds behalf,
information regarding transactions in the Companys equity securities from any
third party, including the Company and any brokers, dealers, employee benefit
plan administrators and trustees, and the undersigned hereby authorizes any such
third party to release any such information to the Attorney-in-Fact.
The undersigned acknowledges that:
a)	This Power of Attorney authorizes, but does not require, the
Attorney-in-Fact
to act in his or her discretion on information provided to such
Attorney-in-Fact
without independent verification of such information;
b)	Any documents prepared or executed by the Attorney-in-Fact on behalf of the
undersigned pursuant to this Power of Attorney will be in such form and will
contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;
c)	Neither the Company nor the Attorney-in-Fact assumes any liability for the
undersigneds responsibility to comply with the requirements of Section 16 of the
Exchange Act or Rule 144, any liability of the undersigned for any failure to
comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and
d)	This Power of Attorney does not relieve the undersigned from responsibility
for compliance with the undersigneds obligations under Section 16 of the Exchange Act, including, without limitation, the reporting requirements under
Section 16 of the Exchange Act.
The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of
Attorney.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 or 5 or Forms 144 with respect to the undersigneds holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of
1/31/2022.

Signature /s/ Jason Daniel Vieth
Print Name:	Jason Daniel Vieth